Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended October 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(16,817,891)
Unrealized Gain (Loss) on Market Value of Futures	24,993,273
Interest Income	189,951
ETF Transaction Fees	350
Total Income (Loss)	$8,365,683

Expenses
Management Fees	$445,917
Professional Fees	43,132
Brokerage Commissions	59,635
Non-interested Directors' Fees and Expenses	3,726
Prepaid Insurance Expense	2,416
Total Expenses	$554,826
Net Income (Loss)	$7,810,857

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/16	$663,984,971
Withdrawals (100,000 Shares)	(4,086,894)
Net Income (Loss)	7,810,857

Net Asset Value End of Month	$667,708,934
Net Asset Value Per Share (15,900,000 Shares)	$41.99

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended October 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(27,112)
Unrealized Gain (Loss) on Market Value of Futures	19,700
Interest Income	815
Total Income (Loss)	$(6,597)

Expenses
Management Fees	$1,557
Professional Fees	7,651
Brokerage Commissions	141
Non-interested Directors' Fees and Expenses	16
Prepaid Insurance Expense	10
Total Expenses	9,375
Expense Waiver	(7,458)
Net Expenses	$1,917
Net Income (Loss)	$(8,514)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/16	$2,908,228
Net Income (Loss)	(8,514)

Net Asset Value End of Month	$2,899,714
Net Asset Value Per Share (200,000 Shares)	$14.50

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended October 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(11,049)
Unrealized Gain (Loss) on Market Value of Futures	70,585
Unrealized Gain (Loss) on Foreign Currency Translations	(278)
Interest Income	541
Total Income (Loss)	$59,799

Expenses
Management Fees	$1,072
Professional Fees	7,214
Brokerage Commissions	107
Non-interested Directors' Fees and Expenses	11
Prepaid Insurance Expense	9
Total Expenses	8,413
Expense Waiver	(7,129)
Net Expenses	$1,284
Net Income (Loss)	$58,515

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/16	$1,923,866
Net Income (Loss)	58,515

Net Asset Value End of Month	$1,982,381
Net Asset Value Per Share (100,000 Shares)	$19.82

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended October 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(16,856,052)
Unrealized Gain (Loss) on Market Value of Futures	25,083,558
Unrealized Gain (Loss) on Foreign Currency Translations	(278)
Interest Income	191,307
ETF Transaction Fees	350
Total Income (Loss)	$8,418,885

Expenses
Management Fees	$448,546
Professional Fees	57,997
Brokerage Commissions	59,883
Non-interested Directors' Fees and Expenses	3,753
Prepaid Insurance Expense	2,435
Total Expenses	572,614
Expense Waiver	(14,587)
Net Expenses	$558,027
Net Income (Loss)	$7,860,858

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/16	$668,817,065
Withdrawals (100,000 Shares)	(4,086,894)
Net Income (Loss)	7,860,858

Net Asset Value End of Month	$672,591,029

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612